                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)      NOVEMBER 13, 2004
                                                     --------------------------

                                W. R. GRACE & CO.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                 1-13953                               65-0773649
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        (Commission File Number)            (IRS Employer Identification No.)

            7500 GRACE DRIVE
           COLUMBIA, MARYLAND                           21044
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(Address of Principal Executive Offices)              (Zip Code)

                                 (410) 531-4000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 7.01.   Regulation FD Disclosure.

             On November 13, 2004, W. R. Grace & Co. filed its proposed plan of reorganization as well as several associated documents, including a disclosure statement, with the U.S. Bankruptcy Court in Delaware. Copies of the plan of reorganization, disclosure statement, glossary of terms, proforma and prospective financial information, and Grace's press release describing the filing are attached as Exhibits 2, 99.1, 99.2, 99.3 and 99.4, respectively.
Copies of other filed documents may be obtained through the Delaware Bankruptcy
Court.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                     W. R. GRACE & CO.
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                                                       (Registrant)

                                                   By /s/ Mark A. Shelnitz
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                                                        Mark A. Shelnitz
                                                            Secretary

Dated: November 15, 2004

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

                                  Exhibit Index

Exhibit No.    Description

2              Debtors' Plan of Reorganization

99.1           Disclosure Statement for Debtors' Plan of Reorganization

99.2           Glossary of Terms used in Plan documents

99.3           Proforma and Prospective Financial Information

99.4           Press release issued by W. R. Grace & Co. announcing the filing of its proposed Plan of Reorganization and related documents